                                                                 Exhibit 24

                               POWERS OF ATTORNEY


     The undersigned director of HONEYWELL INC., a Delaware corporation, appoints KATHLEEN M. GIBSON, EDWARD D. GRAYSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Registration Statement on Form S-8 (and any amendments thereto), for the registration under the Securities Act of 1933, as amended, of 300,000 shares of Honeywell Inc.'s common stock, offered and to be offered to non-employee directors of Honeywell Inc. pursuant to the Honeywell Non-Employee Directors Fee and Stock Unit Plan, as amended from time to time with full power to file such registration statement and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission.


          IN WITNESS WHEREOF, I have signed this Power of Attorney as of the 21st day of April, 1998.


/s/ M. R. Bonsignore
--------------------------------------
M. R. Bonsignore
Chairman of the Board and
Chief Executive Officer, and Director


/s/ A. J. Baciocco, Jr.                      /s/ E. E. Bailey
---------------------------                  ---------------------------
A. J. Baciocco, Jr.                          E. E. Bailey
Director                                     Director


/s/ W. H. Donaldson                          s/ G. Ferrari
---------------------------                  ---------------------------
W. H. Donaldson                              G. Ferrari
Director                                     Director


/s/ R. D. Fullerton                          /s/ J. J. Howard
---------------------------                  ---------------------------
R. D. Fullerton                              J. J. Howard
Director                                     Director


/s/ B. E. Karatz                             /s/ A. B. Rand
---------------------------                  ---------------------------
B. E. Karatz                                 A. B. Rand
Director                                     Director


/s/ S. G. Rothmeier                          /s/ M. W. Wright
---------------------------                  ---------------------------
S. G. Rothmeier                              M. W. Wright
Director                                     Director

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     The undersigned officer of HONEYWELL INC., a Delaware corporation, appoints
KATHLEEN M. GIBSON, EDWARD D. GRAYSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Registration Statement on Form S-8 (and any amendments thereto), for the registration under the Securities Act of 1933, as amended, of 300,000 shares of Honeywell Inc.'s common stock, offered and to be offered to non-employee directors of Honeywell Inc. pursuant to the Honeywell Non-Employee Directors Fee and Stock Unit Plan, as amended from time to time with full power to file such registration statement and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission.


          IN WITNESS WHEREOF, I have signed this Power of Attorney as of the 21st day of April, 1998.


                                   /s/ L. W. Stranghoener
                                   ----------------------
                                   L. W. Stranghoener
                                   Vice President and
                                   Chief Financial Officer

                                   /s/ P. M. Palazzari
                                   -------------------
                                   P. M. Palazzari
                                   Vice President and Controller, and
                                   Principal Accounting Officer

                                       iv